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EXHIBIT (a)(1)(B)

        LETTER OF TRANSMITTAL
TO TENDER SHARES OF COMMON STOCK
OF

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

AT $11.00 PER SHARE
PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 19, 2004

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME,
ON MARCH 19, 2004, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TITLE COMPANY

By Mail, Overnight Delivery or Hand:	By Facsimile Transmission:
Continental Stock Transfer and Trust Company 17 Battery Place New York, New York 10004	(For Eligible Institutions only) (212) 509-5150

Confirm By Telephone:
Toll Free (800) 509-5586 (8:00 a.m. to 5:00 p.m.)
(212) 509-4000

        This Letter of Transmittal, including the accompanying instructions, should be read carefully before the Letter of Transmittal is completed.

        For this Letter of Transmittal to be validly delivered, it must be received by the Depositary at the above address before the Offer expires (in addition to the other requirements detailed in this letter and its instructions). Delivery of this Letter of Transmittal to another address will not constitute a valid delivery. Deliveries to National Medical Health Card Systems, Inc. or the book-entry transfer facility, the Depository Trust Company, will not be forwarded to the Depositary and will not constitute a valid delivery.

DESCRIPTION OF SHARES TENDERED

SHARES OF COMMON STOCK ("SHARES") TENDERED (ATTACH SIGNED ADDITIONAL LIST IF NECESSARY)

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))	CERTIFICATE(S) NUMBER(1)	TOTAL NUMBER OF SHARES REPRESENTED BY CERTIFICATE(S)(2)	NUMBER OF SHARES TENDERED(3)

INDICATE IN THIS BOX THE ORDER (BY CERTIFICATE NUMBER) IN WHICH SHARES ARE TO BE PURCHASED IN THE EVENT OF PRORATION. IF YOU DO NOT DESIGNATE AN ORDER, IN THE EVENT LESS THAN ALL SHARES TENDERED ARE PURCHASED DUE TO PRORATION, SHARES WILL BE SELECTED FOR PURCHASE BY THE DEPOSITARY. SEE INSTRUCTION 9.

1st:

2nd:

3rd:

4th:

5th:

(1)
Need not be completed by stockholders tendering Shares by book-entry transfer.
(2)
This Letter of Transmittal may not be used for Shares attributable to accounts under the National Medical Health Card Systems, Inc. 1999 Stock Option Plan. See Section 3, "Procedures for Tendering Shares—Stock Option Plans" in the Offer to Purchase.
(3)
If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

If you wish to tender all or any part of your Shares you should either:

  •
  complete and sign this Letter of Transmittal (or a facsimile hereof) in accordance with the instructions hereto and either mail or deliver it with any required signature guarantee and any other required documents to Continental Stock Transfer & Trust Company (the "Depositary"), and either mail or deliver the stock certificates for your Shares to the Depositary (with all such other documents) or tender your Shares pursuant to the procedure for book-entry tender set forth in Section 3 of the Offer to Purchase, or

  •
  request a broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee you should contact such person if you desire to tender your Shares.

        If you desire to tender Shares and your certificates for such Shares cannot be delivered to the Depositary or you cannot comply with the procedure for book-entry transfer or your other required documents cannot be delivered to the Depositary, in any case, by the expiration of the Offer you must tender such Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

        Questions and requests for assistance or for additional copies of this Letter of Transmittal, the Offer to Purchase or the Notice of Guaranteed Delivery may be directed to David Gershen, Executive Vice President of Financial Services and Treasurer, National Medical Health Card Systems, Inc., 26 Harbor Park Drive, Port Washington, New York 11050 (telephone: (516) 626-0007).

METHOD OF TENDER

UNCONDITIONAL TENDER OF SHARES (CHECK ONE BOX):

☐
Check here if tendered Shares are enclosed herewith.

☐
Check here if tendered Shares are being delivered by book-entry transfer made to the account maintained by the Depositary at The Depository Trust Company and complete the following (for use by Eligible Institutions only):

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐
Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery enclosed herewith and complete the following (for use by Eligible Institutions only):

Name of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

To Continental Stock Transfer & Trust Company:

        The undersigned hereby tenders to National Medical Health Card Systems, Inc., a Delaware corporation ("Health Card"), the above described shares of common stock, $0.001 par value per share (the "Shares"), at a price of $11.00 per Share net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 19, 2004 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer").

        Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Health Card, all right, title and interest in and to all the Shares that are being tendered hereby and order the registration of all such Shares if tendered by book-entry transfer that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary as the undersigned's true and lawful agent and attorney-in-fact (with full knowledge that said Depositary also acts as the agent of Health Card) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (1)   deliver certificate(s) for the Shares or transfer ownership of the Shares on the account books maintained by The Depository Trust Company ("DTC"), together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Health Card upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to the Shares;

          (2)   present certificates for the Shares for cancellation and transfer on our books; and

          (3)   receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby represents and warrants to Health Card that:

          (1)   tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the acceptance of the undersigned of the terms and conditions of the Offer, including the undersigned's representation and warranty to Health Card that:

            (a)   the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and

            (b)   such tender of Shares complies with Rule 14e-4 under the Exchange Act;

          (2)   the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and that, when and to the extent Health Card accepts such Shares for purchase, Health Card will acquire good, marketable and unencumbered title to such Shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of such Shares, and not subject to any adverse claim;

          (3)   on request, the undersigned will execute and deliver any additional documents Health Card or the Depositary deem necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered; and

          (4)   the undersigned has read, understood and agrees to all of the terms of the Offer.

        The undersigned acknowledges that under no circumstances will Health Card pay interest on the Purchase Price (as defined below) including, without limitation, by reason of any delay in making payment. All authorities conferred or agreed to be conferred in this Letter of Transmittal will not be affected by, and will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. Health Card's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Health Card upon the terms and subject to the conditions of the Offer.

        The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. Any order (by certificate number) in which the tendered Shares must be purchased should also be indicated above. The undersigned understands that Health Card will purchase all Shares properly tendered and not validly withdrawn for $11.00 per Share (the "Purchase Price"), subject to the terms and the conditions of the Offer, including the proration provision, and that Health Card will return to the undersigned all other tendered Shares not purchased pursuant to the Offer, including Shares not purchased because of proration.

        The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Health Card may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith, but not tendered or not purchased, will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below. The undersigned recognizes that Health Card has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if Health Card purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

        The check for the aggregate Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" boxes below.

  SPECIAL PAYMENT INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)

              To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased are to be issued in the name of and sent to someone other than the undersigned.

  ☐ Issue and Mail Certificate(s) and/or Check to:

Name:	(please type or print)
Address:	(include zip code)

  Tax identification or Social Security Number
  (See IRS Substitute Form W-9)

  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 4, 6 AND 10)

              To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased are to be sent to someone other than the undersigned.

  ☐ Mail Certificate(s) and/or Check to:

Name:	(please type or print)
Address:	(include zip code)

HOLDER(S) PLEASE SIGN HERE
(SEE INSTRUCTIONS 2 AND 6)
(PLEASE COMPLETE IRS SUBSTITUTE FORM W-9 CONTAINED HEREIN AS WELL)

            Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or, in the case of book-entry securities, on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth the signer's full title and see Instruction 6.

  SIGNATURE OF OWNER(S)

X
X
(SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)
DATE:	, 2004
NAME(S):

(PLEASE PRINT)
CAPACITY:
ADDRESS:
(PLEASE INCLUDE ZIP CODE)
TELEPHONE NO. (WITH AREA CODE):
TAX ID NO.:

GUARANTEE OF SIGNATURES
(SEE INSTRUCTIONS 1 AND 6 BELOW)
CERTAIN SIGNATURES MUST BE GUARANTEED
BY AN ELIGIBLE INSTITUTION

(AUTHORIZED SIGNATURE)
(PRINT NAME)
(CAPACITY (FULL TITLE))
(NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE)
(ADDRESS OF FIRM—PLEASE INCLUDE ZIP CODE)
(ADDRESS OF FIRM—PLEASE INCLUDE ZIP CODE)
TELEPHONE NO. (WITH AREA CODE):
DATE:	, 2004

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association, or other "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, will include any DTC participant whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" included herein, or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instructions 6 and 10.

        2.    Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at DTC of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth above and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

        Stockholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days on The Nasdaq Stock Market, Inc.'s National Market System after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

        THE METHOD BY WHICH YOU DELIVER YOUR DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT YOUR OPTION AND RISK, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF YOU ELECT TO DELIVER YOUR DOCUMENTS BY MAIL, HEALTH CARD RECOMMENDS THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

        Health Card will not accept any alternative or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

        3.    Inadequate Space.    If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers, the class or classes, and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

        4.    Partial Tenders and Unpurchased Shares.    (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of

Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificates(s) listed and delivered to the Depositary will be deemed to have been tendered.

        5.    Price at Which Shares are being Tendered.    All Shares of Common Stock properly tendered and not validly withdrawn will be purchased for $11.00 per share net to the seller in cash, without interest, subject to the terms and the conditions of the Offer, including the proration provision.

        6.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.

            (a)   If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

            (b)   If any tendered Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

            (c)   If any tendered Shares are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

            (d)   When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment of the Purchase Price is to be made or the certificate(s) for the Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) OR STOCK POWER(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. See Instruction 1.

            (e)   If this Letter of Transmittal or any certificate(s) or stock powers(s) is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in fiduciary or representative capacity, such persons should so indicate when signing and, if so requested by the Depositary or Health Card, must submit proper evidence satisfactory to Health Card of their authority to so act.

        7.    Stock Transfer Taxes.    Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. Health Card will pay or cause to be paid any stock transfer taxes payable on the transfer of Shares purchased pursuant to the Offer. If, however:

            (a)   payment of the aggregate Purchase Price for Shares tendered and accepted for purchase is to be made to any person other than the registered holder(s);

            (b)   Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

            (c)   tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

        8.    Order of Purchase in Event of Proration.    As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. If you do not designate an order, in the event that fewer than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Sections 1 and 13 of the Offer to Purchase.

        9.    Special Payment and Delivery Instructions.    If certificate(s) for Shares not tendered or not purchased and/or check(s) for payment for Shares that are purchased are to be issued in the name of a person other than the signer of the Letter of Transmittal, or are to be sent to someone other than the signer or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

        10.    Irregularities.    All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Health Card in its sole discretion, which determinations will be final and binding on all parties. Health Card reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Health Card's counsel, be unlawful. Health Card also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and its interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Health Card will determine. Neither Health Card nor the Depositary nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and no person will incur any liability for failure to give any such notice.

        11.    Questions and Requests for Assistance and Additional Copies.    Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from David Gershen, Executive Vice President of Financial Services and Treasurer, National Medical Health Card Systems, Inc., 26 Harbor Park Drive, Port Washington, New York 11050 (telephone: (516) 626-0007).

        12.    Tax Identification Number and Backup Withholding.    Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 28% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Internal Revenue Service ("IRS") unless the stockholder or other payee provides its taxpayer identification number ("TIN") (employer identification number or social security number) to the Depositary (as payer) and certifies under penalty of perjury that such number is correct. Therefore, each U.S. Holder (as defined below) should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such U.S. Holder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the U.S. Holder also may be subject to penalties imposed by the IRS. The box in Part 3 of the form should be checked if the U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN prior to payment, the Depositary will withhold 28% on all such payments. If the U.S. Holder provides the Depositary with a certified TIN within 60 days, the amount withheld will be refunded by the Depositary. If withholding results in an overpayment of taxes, a refund may be obtained. Certain "exempt recipients" (including, among others, all corporations and certain Non-U.S. Holders (as defined below)) are not subject to these backup withholding requirements. In order for a Non-U.S. Holder to qualify as an exempt recipient, that stockholder must submit the appropriate IRS Form W-8BEN, signed under penalties of perjury, attesting to that stockholder's exempt status. The applicable form can be obtained from the Depositary.

        As used in this Letter of Transmittal, a "U.S. Holder" means a stockholder who is, for U.S. federal income tax purposes, (a) an individual who is a citizen or resident of the United States, (b) a corporation created or organized under the laws of the United States or any political subdivision thereof, (c) an estate the income of which is subject to United States federal income taxation regardless of its source, or (d) a trust (i) if a court within the United States is able to exercise primary supervision over its administration and one or more United States persons have authority to exercise control over all of its substantial decisions, or (ii) if, in general, it has a valid election in effect under applicable Treasury regulations to be treated as a United States person. As used in this Letter of Transmittal, a "Non-U.S. Holder" is any stockholder that is not a U.S. Holder.

        13.    Withholding on Non-U.S. Holders.    Even if a Non-U.S. Holder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Holder or such holder's agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-U.S. Holder's conduct of a trade or business within the United States. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-U.S. Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN other IRS Form W-8IMY. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI. The Depositary will determine a stockholder's status as a Non-U.S. Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN, IRS Form W-8IMY, or IRS Form W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-U.S. Holder meets those tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

        NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

        14.    Lost, Destroyed or Stolen Certificates.    Stockholders whose certificates for any part of their shares have been lost, stolen, misplaced or destroyed should promptly contact the Depositary at (800) 509-5586 for instructions as to obtaining a replacement certificate. That certificate will then be required to be submitted together with the Letter of Transmittal in order to receive payment for shares that are tendered and accepted for payment. The Depositary may require you to post a bond to secure against the risk that the certificates may be subsequently recirculated. Stockholders are urged to contact the Depositary immediately in order to permit timely processing of this documentation and to determine if the posting of a bond is required.

        IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, OR MANUALLY SIGNED FACSIMILE OF THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BEFORE 9:00 A.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE W-9 WITH THIS LETTER OF TRANSMITTAL.

PAYOR'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number or Employer identification number

Part 2—Certification—Under penalties of perjury, I certify that:
	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
	(2)	I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest of dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding and
	(3)	I am a U.S. person (including a U.S. resident alien).

Payor's Request for Taxpayer Identification Number (TIN)
	Certificate Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).	Part 3 Awaiting TIN ☐

Signature	Date	, 2004
Name (please print)

NOTE:
FAILURE TO COMPLETE AND RETURN THIS IRS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON IRS SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF THIS IRS SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature	Date	, 2004
Name (please print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON IRS SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR.    Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the name and number to give the payor.

For this type of account:		Give the NAME and SOCIAL SECURITY number of—	For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION number of—

1.	Individual	The individual	6.	Sole proprietorship	The owner (3)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7.	A valid trust, estate, or pension trust	The legal entity (4)
3.	Custodian account of a minor (Uniform Gifts to Minors Act)	The minor (2)	8.	Corporate	The corporation
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5.	Sole proprietorship	The owner (3)	10.	Partnership	The partnership
			11.	A broker or registered nominee	The broker or nominee
			12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agriculture program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)
List first and circle the name of legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON IRS SUBSTITUTE FORM W-9

OBTAINING A NUMBER:

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding include the following:

  •
  An organization exempt from tax under section 501(a), an individual retirement account, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

  •
  The United States or any of its agencies or instrumentalities thereof.

  •
  A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities thereof.

  •
  A foreign government or any of its political subdivisions, agencies or instrumentalities thereof.

  •
  An international organization or any of its agencies or instrumentalities thereof.

Other payees that may be exempt from backup withholding include:

  •
  A corporation or a real estate investment trust.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

  •
  A common trust fund operated by a bank under section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A trust exempt from tax under Section 664 or described in Section 4947.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

  •
  Payments of patronage dividends where the amount received is not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  •
  Payments described in section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6045, 6050A and 6050N and their regulations.

PRIVACY ACT NOTICE.

Section 6109 requires you to give your taxpayer identification numbers to payors who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES

(1)
PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.—If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
CRIMINAL PENALTY FOR FALSIFYING INFORMATION.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT
YOUR TAX CONSULTANT OR THE INTERNAL
REVENUE SERVICE.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON IRS SUBSTITUTE FORM W-9